# Wells Fargo Securities TMT Conference

November 10, 2010

David L. Brown, Chairman, President and CEO
Kevin M. Carney, Chief Financial Officer

# Safe Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com's expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as "believe", "growing", "emerge" or words of similar meaning. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate acquired businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption "Risk Factors" in Web.com's Form 10-Q for the quarter ended September 30, 2010 , as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

web.com

# Company Overview

- Leading provider of online marketing, domain name registration, website building tools, lead generation and eCommerce solutions for the small business market.
- Currently have nearly 1M small business customers.
- Business model = high growth + earnings:
  - 2005 – 2011 Projected Revenue CAGR of 30+%
  - 2005 – 2011 Projected Non-GAAP EPS CAGR of 30+%
- Non-GAAP Revenue Run Rate of ~ $180 million.
- Founded in 1997 with headquarters in Jacksonville, FL

web.com

# Web.com Uniqueness

**Broad Suite of Products**

- Offers complete solutions from launch to ongoing optimization
- Both custom design and marketing as well as Do-It-Yourself
- User friendly and competitive pricing to cater to SMB's need

**Bundled Service Offerings**

- High value product bundles provide price-conscious solutions
- Product bundles optimize purchasing and reduce deliberation

**Consultative Approach to Customers**

- Online marketing experts provide high-touch guidance
- Act as "in-house" web support for customers

**Automation**

- Enabled by proprietary tools and technology
- Factory approach as delivery process moves from development to deployment
- Subject matter experts in different phases of delivery process

**Value Measurement**

- Management tools to track campaigns
- Analytics to track online traffic and leads
- Measuring effectiveness via lead, email, or a call

Web.com Scorecard



Email & Phone Leads



Website Traffic & Trend Analysis



# Synergy between Web.com & Register.com

web.com + register.com = web.com register.com

- Web.com & Register.com have partnered for 10 years
  - **Register is the domain registrar for Web.com's clients**
  - **Web.com powers Register.com's DIY product**
- Estimate $10 million in annualized pre-tax cost savings
- Initial revenue opportunity: Cross-sell / up-sell Web.com's higher ARPU products and services to Register.com customers
- Next revenue opportunity: Invest substantially more marketing dollars to attract new subscribers
- Combined company expects to generate meaningful free cash flow to pay down debt as well as invest in sales and marketing to accelerate growth

# Third Quarter 2010 Highlights

- Total net subscribers were 974,000 at the end of quarter (after overlapping customers were removed)
  - With Register.com included for two of the three months of the 3rd quarter, customer churn was 1.7% and ARPU was $20
  - If Register.com had been included for all three months, customer churn would have been approximately 2% and ARPU would have been approximately $14.
- Gross margin improved to 61.5%
- Web.com paid down $6 million in debt, several months earlier than required.

web.com

# Investment Highlights

- Solidly focused on small business market undergoing mass adoption of the Internet
- Large installed base with growth potential
- Strong financial position
  - Est. non-GAAP EPS of $1 in 2011 assumes:
    - **Only modest revenue growth**
    - **Small business environment gets no better/no worse**
    - **Increase marketing spend by 50%**
- Strong free cash flow; expect to pay down 1/3 of debt by YE2011
- Growth strategy calls for leading with ARPU growth because it is proven; will use marketing $$ to reignite subscriber growth
- Demonstrated ability to grow—acquisition & organic means
  - Core competency in executing M&A; 11 co's in 10 years